                                                                   Exhibit 10.27

                              RIDER NO. 1 TO THE

                      SECOND AMENDMENT AND RESTATEMENT OF

                          RIDERS NOS. 1 AND 2 TO THE

                        MASTER LEASE FINANCE AGREEMENT

     This Rider No. 1 to the Second Amendment and Restatement of Riders Nos. 1 and 2 (the "Rider") is entered into between BancBoston Leasing Inc. ("Lessor") and Benchmarq Microelectronics, Inc. ("Lessee"), and is contemporaneous with and amends the Master Lease Finance Agreement dated as of April 23, 1992 (the "Lease Agreement") between Lessor and Lessee. It is the intention of Lessor and Lessee that, upon execution, this Amended and Restated Rider shall constitute a part of the Lease Agreement.

     IN CONSIDERATION OF the mutual covenants and promises as hereinafter set forth, Lessor and Lessee hereby agree as follows:

     1. All capitalized terms used in this Amended and Restated Rider shall, unless otherwise defined, have the meanings set forth in the Lease Agreement.

     2.    Replace Section 13A.2(b) of the Lease Agreement with the following:

     "(b)  Quick Ratio.  Lessee shall at all times maintain a "Quick Ratio" of
(i) cash and cash equivalents plus accounts receivable to (ii) current liabilities of not less than 1.50 : 1.00 as of the end of each fiscal quarter."

     The terms and conditions of this Rider shall prevail where there may be conflicts or inconsistencies with the terms and conditions of the Lease Agreement.

     IN WITNESS WHEREOF, Lessor and Lessee, each by its duly authorized officer or agent, have duly executed and delivered this Rider which is intended to take effect as a sealed instrument as of the date of the Lease Agreement.


                              BENCHMARQ MICROELECTRONICS, INC.

                              By:  /s/    R. Scott Schaefer
                                 -------------------------------
                              Title:       Corporate Controller
                                    ----------------------------

Accepted at Boston, Massachusetts

BANCBOSTON LEASING INC.


By:  /s/  Susan Sintros
   -------------------------------
Title:  Assistant Vice President
      ----------------------------


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bench/rdr2a&r.doc